UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2024

STARDUST POWER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39875	99-3863616
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

15 E. Putnam Ave, Suite 378 Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

(800) 742 3095

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SDST	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	SDSTW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2024 (the “Original Form 8-K”) by Stardust Power Inc. (formerly known as Global Partner Acquisition Corp II) (the “Company” or “Stardust”).

This Amendment amends Item 2.01 and Item 9.01 of the Original Form 8-K, in which the Company reported, among other events, the completion of the Business Combination.

This Amendment is being filed in order to include (i) under Item 9.01(a) of the Original Form 8-K, the unaudited condensed consolidated financial statements of Stardust, as of June 30, 2024 and for the three and six months ended June 30, 2024, three months ended June 30, 2023 and period from March 16, 2023 (inception) to June 30, 2023, (ii) under Item 2.01 of the Original Form 8-K, the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Stardust for the three and six months ended June 30, 2024, three months ended June 30, 2023 and period from March 16, 2023 (inception) to June 30, 2023, and (iii) under Item 9.01(b) of the Original Form 8-K, the unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2024, and the year ended December 31, 2023.

This Amendment does not amend any other item of the Original Form 8-K or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Form 8-K. The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference to this Amendment.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired

The unaudited condensed consolidated financial statements of Stardust as of June 30, 2024 and for the three and six months ended June 30, 2024, three months ended June 30, 2023 and period from March 16, 2023 (inception) to June 30, 2023, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Stardust for the three and six months ended June 30, 2024, three months ended June 30, 2023 and period from March 16, 2023 (inception) to June 30, 2023.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information as of and for the three and six months ended June 30, 2024, and for the year ended December 31, 2023, is set forth on Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited condensed consolidated financial statements of Stardust Power Inc. as of June 30, 2024 and for the three and six months ended June 30, 2024, three months ended June 30, 2023 and period from March 16, 2023 (inception) to June 30, 2023.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Stardust Power Inc. for the three and six months ended June 30, 2024 three months ended June 30, 2023 and period from March 16, 2023 (inception) to June 30, 2023.
99.3	Unaudited pro forma financial information as of June 30, 2024 and for the six months ended June 30, 2024 and for the year ended December 31, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2024	STARDUST POWER INC.

	By:	/s/ Roshan Pujari
	Name:	Roshan Pujari
	Title:	Chief Executive Officer